UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/06

Item 1.	Reports to Stockholders.

JUNE 30, 2006

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

*Not part of the semiannual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Developing Markets Securities Fund – Class 3 delivered a +5.84% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index, which returned +7.33% and +9.12% for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging markets ended the reporting period with positive returns as most markets held onto some of the strong gains recorded in the first four months of the year. The period began where 2005 left off — on a wave of optimism. The market had ample liquidity as fund inflows remained robust and a strong economic environment boosted investor confidence. A weaker U.S. dollar against most major emerging market currencies further enhanced performance. However, global financial markets, including emerging markets, experienced substantial fund outflows in early May, triggered by U.S. inflationary pressures and increased uncertainty over the U.S. Federal Reserve Board’s monetary policy. Investors seemed to become risk averse, causing less predictable asset classes such as commodities to retreat, exerting further downward pressure on equity markets. Emerging market stock performance contrasted with solid economic fundamentals, and eventually brought back some investors apparently searching for bargains, which helped stock prices recover in June. Strong economic growth data and signals of a possible end to U.S. interest rate hikes further bolstered investor confidence. Consequently, the MSCI EM Index returned +7.33% in U.S. dollar terms for the six-month period.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets is subject to all the risks of foreign investing generally, and has additional, heightened risks, including market and currency fluctuations, economic instability, adverse social and political developments, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

In Eastern Europe, the Russian stock market recorded the strongest gains during the reporting period. Investors continued to be drawn toward the country’s strong economic growth, strengthening finances that resulted from high commodity prices, and in their view, stable political environment. Turkey’s was one of the few emerging markets to end the six-month period in negative territory. This was largely due to uncertainty arising from the Turkish lira’s weakness, relatively high inflation, a large external deficit and political instability. However, in Turkey’s favor are strong economic fundamentals, substantial progress on structural reform implementation, International Monetary Fund support and continued European Union accession efforts. In Latin America, economies reported strong economic data and improved fiscal positions. Investors also focused attention on upcoming elections in many regional markets. In Asia, China, Indonesia and Singapore outperformed their regional peers while Taiwan, South Korea and Thailand underperformed mostly due to political turmoil.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value, cash flow and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the six months under review, the Fund’s performance, relative to the benchmark MSCI EM Index, benefited from our underweighted position in Israel and overweighted exposure to China. Stock selection in Brazil and Russia further enhanced relative performance. Our lack of exposure to Egypt also supported relative performance as that market underperformed the benchmark during the period. In Israel, the Fund benefited significantly from not holding Teva Pharmaceutical Industries, which underperformed the index. Key overweighted Chinese, Brazilian and Russian companies that outperformed the MSCI EM Index were PetroChina, Souza Cruz, Centrais Elétricas Brasileiras (Eletrobrás), ZAO Polyus Gold (not an index component), and Mining and Metallurgical Co. Norilsk Nickel. The Fund’s Croatian stock, Pliva, which is not an index component, contributed to relative performance.

On the other hand, our underweighted allocations and stock selection in India and Indonesia had a negative relative effect on the Fund versus the benchmark index. The Fund’s positions in South Korea and Poland also adversely impacted relative performance as some holdings underperformed the index. We held overweighted positions in Kangwon Land and Hyundai Development, which were among some South Korean stocks that declined in value during the period. However, we remained confident of the companies’ corporate fundamentals and, typical of our long-term investment strategy, sought to use their share price declines as an opportunity to build our positions at what we considered attractive prices. In Poland, lack of exposure to exporter KGHM Polska Miedz and an overweighted position in Telekomunikacja Polska (TPSA) hindered relative performance. The Fund did not hold KGHM due to the availability of what we considered more attractively valued commodity stocks, and we reduced our TPSA exposure during the period. A significant drop in Turkish stock prices hurt the Fund’s investments in Turkey and led to the country’s underperformance against its emerging markets peers. However, in line with our investment strategy, we increased the Fund’s exposure to selected Turkish stocks as we remained confident in their corporate fundamentals.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

During the first half of 2006, we focused on portfolio alignment seeking to position the Fund to benefit from developments in the global economy as well as in individual emerging markets. A dominant theme during the period was sustained high commodity prices despite an oil price correction in May. We therefore significantly increased the Fund’s exposure to stocks in the energy and metals and mining sectors, as we believed such companies could benefit from higher revenues and subsequent greater earnings. This led to selective purchases in Russian, Brazilian, China H (Hong Kong-listed companies) and Red Chip (Hong Kong-listed

Top 10 Holdings

Templeton Developing Markets Securities Fund

6/30/06

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.9%
Semiconductors & Semiconductor Equipment, South Korea
PetroChina Co. Ltd.	3.7%
Oil, Gas & Consumable Fuels, China
Petroleo Brasileiro SA, ADR, pfd.	3.5%
Oil, Gas & Consumable Fuels, Brazil
LUKOIL, ADR	3.4%
Oil, Gas & Consumable Fuels, Russia
Anglo American PLC	2.2%
Metals & Mining, South Africa
Companhia Vale do Rio Doce, ADR, pfd., A	2.1%
Metals & Mining, Brazil
Remgro Ltd.	2.0%
Diversified Financial Services, South Africa
China Mobile Ltd.	1.9%
Wireless Telecommunication Services, China
Old Mutual PLC	1.7%
Insurance, South Africa
Banco Bradesco SA, ADR, pfd.	1.6%
Commercial Banks, Brazil

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

companies with significant exposure to China) shares. Key oil and gas additions included Russia’s Lukoil, one of the world’s largest vertically integrated oil companies; Petroleo Brasileiro (Petrobras), Brazil’s national oil and gas company; Companhia Vale do Rio Doce, a Brazilian mining giant that is among the world’s largest iron ore producers; CNOOC, China’s largest offshore oil and natural gas exploration and production company; and PetroChina, a dominant player in the oil and gas exploration, development and production industry. Our semiconductor industry holdings also increased through a new purchase and additional shares of some South Korean and Taiwanese companies.

The market correction in May provided us an opportunity to build positions in value stocks that we deemed were oversold not due to poor fundamentals but lowered market expectations. As a result, we made substantial purchases in Turkey and South Africa. Key additions in Turkey included Akbank and Turkiye Vakiflar Bankasi, two major commercial and consumer banks, and Tupras-Turkiye Petrol Rafineleri, Turkey’s largest industrial company with a dominant market share in oil refining. In South Africa, we bought shares of MTN Group, a dominant regional wireless telecommunication services provider, and JD Group, South Africa’s leading furniture retailer. We believed higher personal incomes and strong consumer demand in these countries could lead to greater consumption of products and services offered by these market sectors. As certain stocks approached their sell targets, we reduced the Fund’s exposure to Singapore and India. The Fund’s investments in the food products, metals and mining, and machinery industries were also trimmed via the sale of Uni-President Enterprises, a Taiwanese food and beverage manufacturer and distributor; CJ Corporation, a key food producer in South Korea; POSCO, one of the world’s largest steel producers; and Daewoo Shipbuilding and Marine Engineering, a major South Korean shipbuilder.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets

Securities Fund

6/30/06

% of Total Net Assets
South Korea	16.7%
Taiwan	13.0%
China	12.1%
Brazil	11.1%
South Africa	9.5%
Russia	6.8%
Turkey	6.0%
Thailand	3.2%
Mexico	2.7%
Hungary	2.6%

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. Fund shares are held by a limited number of insurers. Substantial withdrawals by one or more insurers could reduce Fund assets, causing total Fund expenses to become higher than those shown. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Developing Markets Securities Fund Class 3

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,058.40	$8.73
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.55

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.71%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.99		$8.73		$7.14		$4.71	$4.78	$5.25

Income from investment operations[a]:
Net investment income[b]	0.10		0.17		0.11		0.13	0.07	0.08
Net realized and unrealized gains (losses)	0.54		2.23		1.62		2.38	(0.06)	(0.50)

Total from investment operations	0.64		2.40		1.73		2.51	0.01	(0.42)

Less distributions from net investment income	(0.15)		(0.14)		(0.14)		(0.08)	(0.08)	(0.05)

Redemption fees	—	[d]	—	[d]	—		—	—	—

Net asset value, end of period	$11.48		$10.99		$8.73		$7.14	$4.71	$4.78

Total return[c]	5.92%		27.76%		24.83%		53.74%	0.04%	(8.08)%
Ratios/supplemental data
Net assets, end of period (000’s)	$677,541		$651,826		$477,290		$359,299	$225,454	$240,289
Ratios to average net assets:
Expenses	1.46%	[e,f]	1.53%	[f]	1.54%	[f]	1.55%	1.58%	1.57%
Net investment income	1.74%	[e]	1.77%		1.52%		2.35%	1.45%	1.64%
Portfolio turnover rate	25.53%		31.24%		55.67%		46.20%	57.91%	78.29%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.90		$8.67		$7.09		$4.69	$4.76	$5.22

Income from investment operations[a]:
Net investment income[b]	0.09		0.14		0.09		0.11	0.06	0.07
Net realized and unrealized gains (losses)	0.53		2.21		1.63		2.35	(0.06)	(0.49)

Total from investment operations	0.62		2.35		1.72		2.46	—	(0.42)

Less distributions from net investment income	(0.13)		(0.12)		(0.14)		(0.06)	(0.07)	(0.04)

Redemption fees	—	[d]	—	[d]	—		—	—	—

Net asset value, end of period	$11.39		$10.90		$8.67		$7.09	$4.69	$4.76

Total return[c]	5.80%		27.43%		24.71%		52.99%	(0.15)%	(8.08)%
Ratios/supplemental data
Net assets, end of period (000’s)	$735,599		$650,646		$327,569		$170,953	$80,952	$64,081
Ratios to average net assets:
Expenses	1.71%	[e,f]	1.78%	[f]	1.79%	[f]	1.80%	1.83%	1.82%
Net investment income	1.49%	[e]	1.52%		1.27%		2.10%	1.20%	1.37%
Portfolio turnover rate	25.53%		31.24%		55.67%		46.20%	57.91%	78.29%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 3			2005		2004[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.09		0.04		0.08
Net realized and unrealized gains (losses)	0.54		2.32		1.61

Total from investment operations	0.63		2.36		1.69

Less distributions from net investment income	(0.15)		(0.14)		(0.14)

Redemption fees	—	[d]	—	[d]	—

Net asset value, end of period	$11.38		$10.90		$8.68

Total return[c]	5.84%		27.45%		24.15%
Ratios/supplemental data
Net assets, end of period (000’s)	$24,951		$11,521		$12
Ratios to average net assets:
Expenses	1.71%	[e,f]	1.78%	[f]	1.54%	[e,f]
Net investment income	1.49%	[e]	1.52%		1.52%[e]
Portfolio turnover rate	25.53%		31.24%		55.67%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.
[g]For	the period May 1, 2004 (effective date) to December 31, 2004.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 98.8%
Argentina 0.1%
Banco Macro Bansud SA, ADR	Commercial Banks	23,000	$468,280
[a]Grupo Financiero Galicia SA, ADR	Commercial Banks	52,700	329,375
[a]Ternium SA, ADR	Metals & Mining	37,200	899,124

			1,696,779

Austria 0.7%
Erste Bank der oesterreichischen Sparkassen AG	Commercial Banks	52,651	2,963,567
Wienerberger AG	Building Products	155,800	7,404,261

			10,367,828

Brazil 11.1%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	747,772	23,248,231
Braskem SA, pfd., A	Chemicals	411,949	2,527,726
Centrais Eletricas Brasileiras SA	Chemicals	579,624,764	12,577,852
Companhia de Bebidas das Americas (AmBev)	Beverages	12,631,000	4,665,405
[a]Companhia de Bebidas das Americas (AmBev), rts., 2/20/49	Beverages	5,782	99
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	1,480,200	30,462,516
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	638,122	50,947,660
Sadia SA, pfd.	Food Products	410,493	1,089,771
Souza Cruz SA	Tobacco	848,825	12,623,230
Suzano Bahia Sul Papel e Celulose SA, pfd., A	Paper & Forest Products	589,854	3,466,846
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	218,100	14,479,659
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	88,800	3,183,582

			159,272,577

China 12.1%
Aluminum Corp. of China Ltd., H	Metals & Mining	26,226,000	19,417,036
Anhui Conch Cement Co. Ltd., H	Construction Materials	2,708,000	4,410,849
China Mobile Ltd.	Wireless Telecommunication Services	4,820,000	27,555,802
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,408,000	4,817,656
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	1,618,000	520,837
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	22,802,000	5,490,319
Chongqing Changan Automobile Co. Ltd., B	Automobiles	2,338,800	1,201,570
Citic Pacific Ltd.	Industrial Conglomerates	1,275,959	3,762,316
CNOOC Ltd.	Oil, Gas & Consumable Fuels	25,890,000	20,668,396
Datang International Power Generation Co. Ltd., H	Independent Power Producers & Energy Traders	6,328,000	4,399,905
Denway Motors Ltd.	Automobiles	24,044,234	8,049,471
Huadian Power International Corp. Ltd., H	Independent Power Producers & Energy Traders	6,924,000	1,961,385
Huaneng Power International Inc., H	Independent Power Producers & Energy Traders	8,804,000	5,838,084
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	42,498,000	45,418,169
[b]PetroChina Co. Ltd., H, 144A	Oil, Gas & Consumable Fuels	7,682,000	8,209,854
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,999,000	7,800,942
[a]TCL Multimedia Technology Holdings Ltd.	Household Durables	673,689	71,131
Travelsky Technology Ltd., H	IT Services	3,361,000	3,851,603

			173,445,325

Croatia 1.0%
[c]Pliva d.d., GDR, Reg S	Pharmaceuticals	557,380	15,093,850

Czech Republic 0.1%
Philip Morris CR AS	Tobacco	2,215	1,221,195

Finland 0.4%
Nokian Renkaat OYJ	Auto Components	481,190	6,327,981

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Hong Kong 1.6%
Cheung Kong (Holdings) Ltd.	Real Estate	1,184,000	$12,828,883
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	552,000	1,595,653
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	990,333	3,109,646
Hopewell Holdings Ltd.	Transportation Infrastructure	456,000	1,285,855
MTR Corp. Ltd.	Road & Rail	1,528,104	3,689,243

			22,509,280

Hungary 2.6%
BorsodChem Rt.	Chemicals	272,447	3,138,552
Gedeon Richter Ltd.	Pharmaceuticals	31,006	5,702,486
[a]Magyar Telekom PLC	Diversified Telecommunication Services	2,497,582	9,504,063
MOL Magyar Olaj-es Gazipari Rt.	Oil, Gas & Consumable Fuels	193,095	19,853,172

			38,198,273

India 2.2%
Gail India Ltd.	Gas Utilities	867,330	4,816,820
Himatsingka Seide Ltd.	Textiles, Apparel & Luxury Goods	622,124	1,260,384
Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	1,547,564	7,943,577
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	410,740	3,580,994
[b]Oil & Natural Gas Corp. Ltd., 144A	Oil, Gas & Consumable Fuels	129,030	3,116,209
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	446,279	10,778,105

			31,496,089

Indonesia 0.8%
PT Astra International Tbk	Automobiles	6,855,500	7,215,927
PT Bank Danamon Indonesia Tbk	Commercial Banks	9,131,000	3,918,355

			11,134,282

Israel 0.3%
[a]Israel Discount Bank	Commercial Banks	648,105	1,108,023
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	311,962	3,309,917

			4,417,940

Malaysia 2.0%
Maxis Communications Bhd.	Wireless Telecommunication Services	5,242,000	12,197,333
Resorts World Bhd.	Hotels Restaurants & Leisure	2,028,000	6,457,369
Sime Darby Bhd.	Industrial Conglomerates	4,698,700	7,033,025
Tanjong PLC	Hotels Restaurants & Leisure	513,000	1,884,746
YTL Power International Bhd.	Water Utilities	2,562,736	1,360,004

			28,932,477

Mexico 2.7%
Fomento Economico Mexicano SA de CV, ADR	Beverages	143,592	12,021,522
Grupo Bimbo SA de CV, A	Food Products	668,764	2,003,198
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	14,364,939
Telefonos de Mexico SA de CV, L, ADR	Diversified Telecommunication Services	474,364	9,881,002

			38,270,661

Panama 0.2%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	230,200	3,598,026

Peru 0.1%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	47,200	1,287,616

Philippines 0.4%
San Miguel Corp., B	Beverages	4,263,893	5,869,587

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Poland 1.1%
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	461,144	$7,692,265
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,201,480	7,562,899

			15,255,164

Portugal 0.2%
Jeronimo Martins SGPS SA	Food & Staples Retailing	167,014	2,852,263

Russia 6.8%
Gazprom	Oil, Gas & Consumable Fuels	1,315,830	13,816,215
LUKOIL, ADR	Oil, Gas & Consumable Fuels	584,976	48,727,342
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	158,320	20,581,600
[a]Mobile Telesystems, ADR	Wireless Telecommunication Services	337,200	9,927,168
Surgutneftegaz, pfd.	Oil, Gas & Consumable Fuels	2,486,550	2,610,878
[a]ZAO Polyus Gold Co.	Metals & Mining	64,340	2,766,620

			98,429,823

Singapore 1.0%
ComfortDelGro Corp. Ltd.	Road & Rail	6,447,000	6,232,724
Fraser and Neave Ltd.	Industrial Conglomerates	3,008,005	7,602,692

			13,835,416

South Africa 9.5%
Anglo American PLC	Metals & Mining	770,642	31,515,711
Edgars Consolidated Stores Ltd.	Specialty Retail	1,474,056	5,951,732
[a]Imperial Holdings Ltd.	Air Freight & Logistics	355,884	6,700,745
JD Group Ltd.	Specialty Retail	328,860	3,044,592
Massmart Holdings Ltd.	Food & Staples Retailing	35,518	232,824
MTN Group Ltd.	Wireless Telecommunication Services	1,282,400	9,461,501
Nampak Ltd.	Containers & Packaging	1,413,340	3,597,413
Nedbank Group Ltd.	Commercial Banks	1,216,725	19,175,722
Old Mutual PLC	Insurance	8,007,698	24,174,443
Remgro Ltd.	Diversified Financial Services	1,527,505	28,762,685
Sappi Ltd.	Paper & Forest Products	361,778	4,450,323

			137,067,691

South Korea 16.7%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	181,180	5,327,981
Hana Financial Group Inc.	Commercial Banks	397,748	18,697,824
Hite Brewery Co. Ltd.	Beverages	23,220	2,322,612
Hyundai Development Co.	Construction & Engineering	435,320	18,812,248
Hyundai Motor Co. Ltd.	Automobiles	22,640	1,923,356
Kangwon Land Inc.	Hotels Restaurants & Leisure	1,079,375	18,430,435
Kookmin Bank	Commercial Banks	141,240	11,611,826
Korea Gas Corp.	Gas Utilities	89,400	3,062,451
LG Card Co. Ltd.	Consumer Finance	351,970	17,417,646
LG Chem Ltd.	Chemicals	153,460	5,337,739
LG Corp.	Industrial Conglomerates	142,990	4,197,388
LG Electronics Inc.	Household Durables	134,880	8,174,545
LG Petrochemical Co. Ltd.	Chemicals	125,310	2,443,462
[a,b]Lotte Shopping Co. Ltd., GDR, 144A	Multiline Retail	665,000	12,748,050
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	109,888	69,841,859
Samsung Fine Chemicals Co. Ltd.	Chemicals	128,860	3,266,491
Shinhan Financial Group Co. Ltd.	Commercial Banks	170,000	7,973,649
SK Corp.	Oil, Gas & Consumable Fuels	248,030	15,947,120
SK Telecom Co. Ltd.	Wireless Telecommunication Services	58,740	12,630,261

			240,166,943

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Sweden 0.8%
Oriflame Cosmetics SA, SDR	Personal Products	327,038	$10,886,040

Taiwan 13.0%
Asustek Computer Inc.	Computers & Peripherals	3,191,000	7,837,388
AU Optronics Corp.	Electronic Equipment & Instruments	4,875,000	6,882,849
[a]BenQ Corp.	Computers & Peripherals	4,458,000	2,768,303
China Motor Corp.	Automobiles	4,053,000	4,069,466
Chinatrust Financial Holding Co. Ltd.	Commercial Banks	8,381,184	6,952,277
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	6,143,000	11,102,322
D-Link Corp.	Communications Equipment	6,629,465	7,229,872
LITE-ON IT Corp.	Computers & Peripherals	1,185,000	1,385,676
Lite-On Technology Corp.	Computers & Peripherals	7,500,314	11,110,804
MediaTek Inc.	Semiconductors & Semiconductor Equipment	670,700	6,216,229
Mega Financial Holding Co. Ltd.	Commercial Banks	30,973,503	22,917,818
President Chain Store Corp.	Food & Staples Retailing	5,395,144	11,834,197
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	9,066,450	9,523,435
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	3,780,901	4,648,960
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	6,642,040	7,356,446
Synnex Technology International Corp.	Electronic Equipment & Instruments	5,681,760	6,178,783
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	19,650,302	19,548,009
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	11,474,004	20,701,665
Uni-President Enterprises Corp.	Food Products	6,568,600	5,722,679
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	10,135,000	6,074,393
[a]Yageo Corp.	Electronic Equipment & Instruments	8,714,000	3,015,178
Yang Ming Marine Transport Corp.	Marine	2,281,000	1,430,536
Yuanta Core Pacific Securities Co.	Capital Markets	4,051,329	2,678,482

			187,185,767

Thailand 3.2%
Aromatics (Thailand) Public Co. Ltd., fgn.	Chemicals	2,436,600	1,751,386
Bangkok Bank Public Co. Ltd., fgn.	Commercial Banks	2,125,000	5,908,972
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	6,272,600	10,037,476
Land and Houses Public Co. Ltd., fgn.	Household Durables	10,761,075	2,131,325
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,736,714	10,569,718
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	4,042,000	6,255,981
Thai Airways International Public Co. Ltd., fgn.	Airlines	3,021,500	3,130,883
[a]TMB Bank Public Co. Ltd., fgn.	Commercial Banks	65,787,100	5,867,685
[a]True Corp. Public Co. Ltd., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			45,653,426

Turkey 6.0%
Akbank TAS	Commercial Banks	2,788,106	13,389,955
Arcelik AS, Br.	Household Durables	1,239,826	7,090,316
KOC Holding AS	Industrial Conglomerates	1,646,245	4,910,127
Migros Turk TAS	Food & Staples Retailing	516,761	4,147,150
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,353,260	22,661,226
[a,b]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,918,000	6,605,435
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	291,000	1,002,180
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	1,559,548	7,144,849
Turkiye Is Bankasi (Isbank), C	Commercial Banks	1,501,000	7,398,294
Turkiye Vakiflar Bankasi T.A.O.	Commercial Banks	3,055,135	11,969,565

			86,319,097

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
United Kingdom 2.1%
HSBC Holdings PLC	Commercial Banks	954,643	$16,729,469
Provident Financial PLC	Consumer Finance	1,163,037	13,227,088

			29,956,557

Total Long Term Investments (Cost $1,111,218,329)			1,420,747,953
Other Assets, less Liabilities 1.2%			17,342,910

Net Assets 100.0%			$1,438,090,863

Selected Portfolio Abbreviations

ADR - American Depository Receipt

GDR - Global Depository Receipt

MTN - Medium Term Notes

SDR - Swedish Depository Receipt

[a]Non-income producing	for the twelve months ended June 30, 2006.
[b]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $30,679,548, representing 2.13% of net assets.
[c]Security	was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $15,093,850, representing 1.05% of net assets.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,111,218,329

Value	$1,420,747,953
Foreign currency, at value (cost $924,642)	940,028
Receivables:
Investment securities sold	21,393,758
Capital shares sold	1,727,068
Dividends	3,280,146
Foreign tax	234,374
Other (Note 8)	125,152

Total assets	1,448,448,479

Liabilities:
Payables:
Investment securities purchased	4,017,146
Capital shares redeemed	1,428,706
Affiliates	1,906,585
Funds advanced by custodian	2,389,492
Accrued expenses and other liabilities	615,687

Total liabilities	10,357,616

Net assets, at value	$1,438,090,863

Net assets consist of:
Paid-in capital	$1,073,520,306
Distributions in excess of net investment income	(1,538,945)
Net unrealized appreciation (depreciation)	309,577,275
Accumulated net realized gain (loss)	56,532,227

Net assets, at value	$1,438,090,863

Class 1:
Net assets, at value	$677,541,159

Shares outstanding	58,996,968

Net asset value and maximum offering price per share	$11.48

Class 2:
Net assets, at value	$735,598,963

Shares outstanding	64,569,294

Net asset value and maximum offering price per share	$11.39

Class 3:
Net assets, at value	$24,950,741

Shares outstanding	2,192,236

Net asset value and maximum offering price per share[a]	$11.38

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,783,685)	$23,510,332
Interest	751,061
Other income (Note 8)	125,152

Total investment income	24,386,545

Expenses:
Management fees (Note 3a)	9,401,032
Administrative fees (Note 3b)	857,205
Distribution fees: (Note 3c)
Class 2	969,949
Class 3	26,158
Unaffiliated transfer agent fees	4,298
Custodian fees (Note 4)	600,532
Reports to shareholders	214,303
Professional fees	34,244
Trustees’ fees and expenses	3,627
Other	17,874

Total expenses	12,129,222
Expense reductions (Note 4)	(329)

Net expenses	12,128,893

Net investment income	12,257,652

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $382,664)	103,622,945
Foreign currency transactions	(82,378)

Net realized gain (loss)	103,540,567

Net change in unrealized appreciation (depreciation) on:
Investments	(46,878,474)
Translation of assets and liabilities denominated in foreign currencies	38,133
Change in deferred taxes on unrealized appreciation	171,284

Net change in unrealized appreciation (depreciation)	(46,669,057)

Net realized and unrealized gain (loss)	56,871,510

Net increase (decrease) in net assets resulting from operations	$69,129,162

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$12,257,652	$16,601,225
Net realized gain (loss) from investments and foreign currency transactions	103,540,567	99,606,542
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	(46,669,057)	142,802,430

Net increase (decrease) in net assets resulting from operations	69,129,162	259,010,197

Distributions to shareholders from:
Net investment income:
Class 1	(8,939,497)	(7,605,217)
Class 2	(8,560,133)	(5,680,711)
Class 3	(315,203)	(9,713)

Total distributions to shareholders	(17,814,833)	(13,295,641)

Capital share transactions: (Note 2)
Class 1	(2,483,421)	44,513,024
Class 2	61,568,933	208,495,324
Class 3	13,684,401	10,396,752

Total capital share transactions	72,769,913	263,405,100

Redemption fees	14,221	1,964

Net increase (decrease) in net assets	124,098,463	509,121,620
Net assets:
Beginning of period	1,313,992,400	804,870,780

End of period	$1,438,090,863	$1,313,992,400

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(1,538,945)	$4,018,236

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	6,408,132	$77,442,080	10,118,344	$96,449,675
Shares issued in reinvestment of distributions	823,158	8,939,497	833,905	7,605,217
Shares redeemed	(7,547,761)	(88,864,998)	(6,292,757)	(59,541,868)

Net increase (decrease)	(316,471)	$(2,483,421)	4,659,492	$44,513,024

Class 2 Shares:
Shares sold	13,526,102	$162,728,743	27,948,311	$264,714,321
Shares issued in reinvestment of distributions	794,812	8,560,133	627,010	5,680,711
Shares redeemed	(9,452,266)	(109,719,943)	(6,666,146)	(61,899,708)

Net increase (decrease)	4,868,648	$61,568,933	21,909,175	$208,495,324

Class 3 Shares:
Shares sold	1,387,577	$16,656,040	1,108,615	$10,932,663
Shares issued in reinvestment of distributions	29,294	315,203	1,051	9,523
Shares redeemed	(281,183)	(3,286,842)	(54,521)	(545,434)

Net increase (decrease)	1,135,688	$13,684,401	1,055,145	$10,396,752

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has set the current rate at 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $100,122,208 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$19,956,300
2009	983,337
2010	24,246,197

$45,185,834

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $346,577.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,126,794,554

Unrealized appreciation	$334,101,635
Unrealized depreciation	(40,148,236)

Net unrealized appreciation (depreciation)	$293,953,399

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $467,727,352 and $379,102,552, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

8. REGULATORY MATTERS (continued)

securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Austria	0.0003	0.0012	0.0003	0.0011	0.0003	0.0011
Belgium	0.0001	0.0006	0.0001	0.0005	0.0001	0.0006
Bermuda	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Brazil	0.0021	0.0210	0.0021	0.0191	0.0021	0.0207
China	0.0000	0.0114	0.0000	0.0104	0.0000	0.0112
Croatia	0.0000	0.0011	0.0000	0.0010	0.0000	0.0011
Greece	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Hong Kong	0.0000	0.0099	0.0000	0.0090	0.0000	0.0098
Hungary	0.0005	0.0026	0.0005	0.0024	0.0005	0.0026
India	0.0007	0.0046	0.0007	0.0042	0.0007	0.0045
Indonesia	0.0001	0.0005	0.0001	0.0005	0.0001	0.0005
Malaysia	0.0000	0.0032	0.0000	0.0029	0.0000	0.0032
Mexico	0.0000	0.0062	0.0000	0.0056	0.0000	0.0061
Panama	0.0000	0.0008	0.0000	0.0008	0.0000	0.0008
Philippines	0.0002	0.0005	0.0002	0.0005	0.0002	0.0005
Poland	0.0007	0.0028	0.0007	0.0025	0.0007	0.0027
Russia	0.0008	0.0038	0.0008	0.0035	0.0008	0.0038
Singapore	0.0000	0.0092	0.0000	0.0083	0.0000	0.0090
South Africa	0.0003	0.0382	0.0003	0.0343	0.0003	0.0371
South Korea	0.0052	0.0192	0.0052	0.0174	0.0052	0.0189
Sweden	0.0000	0.0013	0.0000	0.0012	0.0000	0.0013
Taiwan	0.0118	0.0333	0.0118	0.0302	0.0118	0.0327
Thailand	0.0007	0.0046	0.0007	0.0042	0.0007	0.0045
Turkey	0.0000	0.0082	0.0000	0.0075	0.0000	0.0081
United Kingdom	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001

Total	$0.0235	$0.1848	$0.0235	$0.1677	$0.0235	$0.1814

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Foreign Securities Fund – Class 3 delivered a +7.09% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which returned +10.50% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI EAFE Index was +10.50%, and for the MSCI All Country World ex USA Index was +9.99%.3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns calculated in U.S. dollars).3

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, the Fund held investments in a broad array of holdings, sectors and countries. Although the Fund was significantly underweighted in Japanese stocks compared with the MSCI EAFE Index, the total return of the Fund’s investments in this country was about double that of the index. Stock selection, particularly our investments in Nintendo (sold by period-end), Shinsei Bank and Takeda Pharmaceutical, drove our Japanese holdings’ outperformance.

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Our stock selection in the consumer discretionary, consumer staples and industrials sectors also contributed to the Fund’s relative performance.4 Within consumer discretionary, Compass Group and our media holdings, including Pearson, VNU (sold by period-end) and British Sky Broadcasting Group, were strong contributors. Within industrials, Securitas and Vestas Wind Systems helped performance. Although we were significantly underweighted in the solidly performing consumer staples sector, stock selection, particularly our investments in Nestle, Unilever and Boots Group, supported the Fund’s performance versus the benchmark.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investments primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

There were also some detractors from our overall results. The Fund’s relative performance was hurt somewhat by its underweighting in the financials sector.5 Meanwhile, stock selection also negatively impacted the Fund’s relative results because our financials sector holdings did worse as a group than those held in the index. XL Capital, ACE, Sumitomo Mitsui Financial and KKR Private Equity Investors were our worst performers.

The telecommunication services and information technology sectors were a detriment to relative Fund performance as we were overweighted in these poor performing sectors.6 The Fund also lost some

4. The consumer discretionary sector comprises automobiles; auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; media; textiles, apparel and luxury goods; and specialty retail in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the SOI.

5. The financials sector comprises commercial banks, diversified financial services, capital markets, insurance and real estate in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The information technology sector comprises computer and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/06

Company Sector/Industry, Country	% of Total Net Assets

GlaxoSmithKline PLC	2.5%
Pharmaceuticals, U.K.

Cheung Kong Holdings Ltd.	2.4%
Real Estate, Hong Kong

British Sky Broadcasting Group PLC	2.2%
Media, U.K.

Royal Dutch Shell PLC, B	2.1%
Oil, Gas & Consumable Fuels, U.K.

Sanofi-Aventis	2.0%
Pharmaceuticals, France

ACE Ltd.	1.8%
Insurance, Bermuda

KKR Private Equity Investors LP	1.7%
Diversified Financial Services, Guernsey Islands

Sumitomo Mitsui Financial Group	1.6%
Commercial Banks, Japan

BP PLC	1.6%
Oil, Gas & Consumable Fuels, U.K

ING Groep NV	1.6%
Capital Markets, Netherlands

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

ground in these sectors due to our stock selection. Telecommunication services holdings Tele Norte Leste, Telefonos de Mexico and China Telecom had the weakest returns. Shares of Check Point Software, Venture Corp. and Samsung Electronics, in the information technology industry, also hindered Fund performance.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. Fund shares are held by a limited number of insurers. Substantial withdrawals by one or more insurers could reduce Fund assets, causing total Fund expenses to become higher than those shown. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,070.90	$5.19
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.01%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.84		$14.53		$12.37		$9.51	$11.85	$18.78

Income from investment operations[a]:
Net investment income[b]	0.29		0.30		0.26		0.19	0.22	0.23
Net realized and unrealized gains (losses)	0.84		1.20		2.05		2.87	(2.37)	(5.23)

Total from investment operations	1.13		1.50		2.31		3.06	(2.15)	(5.00)

Less distributions from:
Net investment income	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)	(0.26)
Net realized gains	—		—		—		—	—	(1.67)

Total distributions	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)	(1.93)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—	—

Net asset value, end of period	$16.73		$15.84		$14.53		$12.37	$9.51	$11.85

Total return[c]	7.21%		10.48%		18.87%		32.55%	(18.40)%	(15.75)%
Ratios/supplemental data
Net assets, end of period (000’s)	$550,974		$531,775		$506,456		$472,665	$397,420	$565,220
Ratios to average net assets:
Expenses	0.76%	[e,f]	0.77%	[f]	0.82%	[f]	0.87%	0.88%	0.90%
Net investment income	3.51%	[e]	2.03%		1.95%		1.81%	1.97%	1.59%
Portfolio turnover rate	7.39%	[g]	14.61%		10.91%		18.01%	28.12%	20.00%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underling investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount	is less than $0.01 per share.
[e]Annualized.
[f]Benefit of	expense reduction is less than 0.01%.
[g]Excludes	the value of portfolio securities delivered as a result of redemption in-kind. See Note 9.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.63		$14.35		$12.24		$9.42	$11.74	$18.67

Income from investment operations[a]:
Net investment income[b]	0.27		0.26		0.22		0.15	0.17	0.18
Net realized and unrealized gains (losses)	0.82		1.19		2.03		2.85	(2.32)	(5.21)

Total from investment operations	1.09		1.45		2.25		3.00	(2.15)	(5.03)

Less distributions from:
Net investment income	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)	(0.23)
Net realized gains	—		—		—		—	—	(1.67)

Total distributions	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)	(1.90)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—	—

Net asset value, end of period	$16.51		$15.63		$14.35		$12.24	$9.42	$11.74

Total return[c]	7.11%		10.17%		18.53%		32.21%	(18.56)%	(15.99)%
Ratios/supplemental data
Net assets, end of period (000’s)	$2,439,769		$2,232,990		$1,445,928		$653,594	$299,760	$225,505
Ratios to average net assets:
Expenses	1.01%	[e,f]	1.02%	[f]	1.07%	[f]	1.12%	1.13%	1.15%
Net investment income	3.26%	[e]	1.78%		1.70%		1.56%	1.72%	1.32%
Portfolio turnover rate	7.39%	[g]	14.61%		10.91%		18.01%	28.12%	20.00%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underling investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount	is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.
[g]Excludes	the value of portfolio securities delivered as a result of redemption in-kind. See Note 9.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 3			2005		2004[h]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.60		$14.35		$12.48

Income from investment operations[a]:
Net investment income[b]	0.27		0.25		0.09
Net realized and unrealized gains (losses)	0.83		1.18		1.92

Total from investment operations	1.10		1.43		2.01

Less distributions from net investment income	(0.23)		(0.18)		(0.14)

Redemption fees	—	[d]	—[d]		—[d]

Net asset value, end of period	$16.47		$15.60		$14.35

Total return[c]	7.09%		10.13%		16.25%
Ratios/supplemental data
Net assets, end of period (000’s)	$81,893		$47,462		$16,559
Ratios to average net assets:
Expenses	1.01%	[e,f]	1.02%	[f]	1.07%	[e,f]
Net investment income	3.26%	[e]	1.78%		1.70%	[e]
Portfolio turnover rate	7.39%	[g]	14.61%		10.91%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underling investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount is	less than $0.01 per share.
[e]Annualized.
[f]Benefit of	expense reduction is less than 0.01%.
[g]Excludes the	value of portfolio securities delivered as a result of redemption in-kind. See Note 9.
[h]For the	period May 1, 2004 (effective date) to December 31, 2004.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 93.3%
Common Stocks 92.2%
Aerospace & Defense 0.4%
[a]Rolls-Royce Group PLC	United Kingdom	1,635,424	$12,520,633
[a]Rolls-Royce Group PLC, B	United Kingdom	93,068,620	176,410

			12,697,043

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	712,172	19,141,078

Airlines 0.5%
Qantas Airways Ltd.	Australia	7,008,990	15,420,956

Auto Components 1.1%
GKN PLC	United Kingdom	4,197,704	21,191,908
Valeo SA	France	346,229	12,330,711

			33,522,619

Automobiles 0.9%
Bayerische Motoren Werke AG	Germany	521,239	26,031,678

Capital Markets 3.8%
Amvescap PLC	United Kingdom	4,806,294	44,018,011
ING Groep NV	Netherlands	1,233,408	48,486,939
Nomura Holdings Inc.	Japan	1,255,218	23,526,083

			116,031,033

Chemicals 1.5%
Akzo Nobel NV	Netherlands	157,224	8,479,591
[a]Arkema	France	5,112	199,521
BASF AG	Germany	306,654	24,612,095
Lonza Group AG	Switzerland	163,930	11,244,248

			44,535,455

Commercial Banks 12.5%
Banco Santander Central Hispano SA	Spain	1,814,669	26,510,564
[b]Bank of Communications Ltd., 144A	China	3,955,496	2,572,026
DBS Group Holdings Ltd.	Singapore	1,240,347	14,185,695
Hana Financial Group Inc.	South Korea	672,040	31,592,078
Kookmin Bank, ADR	South Korea	295,869	24,574,879
Lloyds TSB Group PLC	United Kingdom	1,311,724	12,892,625
Mega Financial Holding Co. Ltd.	Taiwan	20,405,000	15,098,004
Mitsubishi UFJ Financial Group Inc.	Japan	3,348	46,806,763
Nordea Bank AB, FDR	Sweden	2,018,478	24,013,884
Royal Bank of Scotland Group PLC	United Kingdom	806,358	26,512,779
Shinhan Financial Group Co. Ltd.	South Korea	762,930	35,784,332
[b]Shinsei Bank Ltd., 144A	Japan	4,717,478	29,884,849
Sumitomo Mitsui Financial Group Inc.	Japan	4,657	49,237,363
UniCredito Italiano SpA	Italy	5,668,225	44,376,592

			384,042,433

Commercial Services & Supplies 1.4%
Contax Participacoes SA, ADR	Brazil	762,436	689,956
Rentokil Initial PLC	United Kingdom	6,271,598	18,121,487
Securitas AB, B	Sweden	1,278,238	24,516,417

			43,327,860

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Computers & Peripherals 1.3%
Compal Electronics Inc.	Taiwan	12,423,975	$11,860,322
Lite-On Technology Corp.	Taiwan	15,579,480	23,079,107
NEC Corp.	Japan	1,000,219	5,331,238

			40,270,667

Containers & Packaging 0.5%
Amcor Ltd.	Australia	3,264,763	16,210,345

Diversified Financial Services 1.7%
[a]KKR Private Equity Investors LP	Guernsey Islands	1,150,749	25,201,403
[a,b]KKR Private Equity Investors LP, 144A	Guernsey Islands	1,255,000	27,484,500

			52,685,903

Diversified Telecommunication Services 7.7%
BCE Inc.	Canada	1,438,746	34,004,497
China Telecom Corp. Ltd., H	China	44,862,357	14,441,262
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,557,004	28,757,864
France Telecom SA	France	1,783,723	38,357,524
KT Corp., ADR	South Korea	397,895	8,534,848
Nippon Telegraph & Telephone Corp.	Japan	6,985	34,239,897
Telefonica SA, ADR	Spain	522,704	25,999,297
Telefonos de Mexico SA de CV, L, ADR	Mexico	1,476,635	30,758,307
Telenor ASA	Norway	1,893,704	22,895,625

			237,989,121

Electric Utilities 1.1%
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	15,632,441
Iberdrola SA, Br.	Spain	499,374	17,203,536

			32,835,977

Electrical Equipment 1.6%
Gamesa Corp. Tecnologica SA	Spain	469,878	10,074,293
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	1,012,244	21,702,745
[a]Vestas Wind Systems AS	Denmark	633,788	17,336,658

			49,113,696

Electronic Equipment & Instruments 1.9%
Electrocomponents PLC	United Kingdom	2,624,686	11,248,450
Hitachi Ltd.	Japan	3,178,263	20,994,948
Mabuchi Motor Co. Ltd.	Japan	286,547	17,125,969
Venture Corp. Ltd.	Singapore	1,339,613	8,972,512

			58,341,879

Energy Equipment & Services 0.4%
SBM Offshore NV	Netherlands	438,184	11,681,797

Food & Staples Retailing 1.4%
Boots Group PLC	United Kingdom	1,755,517	24,997,201
William Morrison Supermarkets PLC	United Kingdom	4,622,259	16,625,300

			41,622,501

Food Products 1.9%
Nestle SA	Switzerland	103,509	32,514,586
Unilever PLC	United Kingdom	1,170,483	26,320,516

			58,835,102

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Health Care Equipment & Supplies 0.8%
Olympus Corp.	Japan	903,790	$24,165,297

Health Care Providers & Services 0.0%[c]
[a]Hutchison China Meditech Ltd.	Hong Kong	177	751

Hotels Restaurants & Leisure 1.5%
Compass Group PLC	United Kingdom	9,792,178	47,488,713

Household Durables 2.2%
Koninklijke Philips Electronics NV	Netherlands	899,289	28,104,651
Sony Corp.	Japan	904,219	39,899,567

			68,004,218

Industrial Conglomerates 3.1%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	29,913,494
Siemens AG	Germany	512,444	44,609,770
Smiths Group PLC	United Kingdom	1,223,141	20,153,470

			94,676,734

Insurance 6.2%
ACE Ltd.	Bermuda	1,075,149	54,391,788
Aviva PLC	United Kingdom	1,616,460	22,882,621
AXA SA	France	453,589	14,889,311
[a,b]AXA SA, 144A	France	38,270	1,256,234
[a,d]AXA SA, Reg S	France	54,651	1,793,949
Old Mutual PLC	South Africa	4,954,174	14,956,158
Sompo Japan Insurance Inc.	Japan	1,601,485	22,389,584
Swiss Reinsurance Co.	Switzerland	495,733	34,652,039
XL Capital Ltd., A	Bermuda	403,272	24,720,574

			191,932,258

Leisure Equipment & Products 1.0%
Fuji Photo Film Co. Ltd.	Japan	921,374	30,915,078

Machinery 0.3%
[a]Husqvarna AB, B	Sweden	785,757	9,473,794

Media 6.2%
British Sky Broadcasting Group PLC	United Kingdom	6,401,066	67,886,173
[a]Eutelsat Communications	France	1,689,773	26,372,035
Pearson PLC	United Kingdom	3,409,246	46,432,995
Reed Elsevier NV	Netherlands	1,457,899	21,932,604
Wolters Kluwer NV	Netherlands	359,512	8,494,459
Yell Group PLC	United Kingdom	1,890,773	17,884,658

			189,002,924

Metals & Mining 1.0%
Barrick Gold Corp.	Canada	663,561	19,600,955
POSCO, ADR	South Korea	156,506	10,470,252

			30,071,207

Multi-Utilities 2.1%
Centrica PLC	United Kingdom	2,772,071	14,622,634
National Grid PLC	United Kingdom	1,446,003	15,629,652
Suez SA	France	814,356	33,857,361

			64,109,647

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels 7.1%
BP PLC	United Kingdom	4,177,936	$48,712,731
Eni SpA	Italy	1,493,373	43,996,454
Hindustan Petroleum Corp. Ltd.	India	1,031,444	5,294,356
Reliance Industries Ltd.	India	135,034	3,116,112
Repsol YPF SA	Spain	1,322,892	37,890,813
Royal Dutch Shell PLC, B	United Kingdom	1,879,537	65,691,365
Total SA, B	France	204,496	13,459,398

			218,161,229

Paper & Forest Products 3.5%
Norske Skogindustrier ASA	Norway	1,362,151	19,970,642
Sappi Ltd., ADR	South Africa	1,080,426	13,494,521
Stora Enso OYJ, R	Finland	2,665,971	36,867,585
UPM-Kymmene OYJ	Finland	1,791,809	38,623,094

			108,955,842

Pharmaceuticals 5.8%
GlaxoSmithKline PLC	United Kingdom	2,755,715	77,000,646
Sanofi-Aventis	France	637,515	62,225,786
Shire PLC	United Kingdom	877,319	12,800,594
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	26,220,040

			178,247,066

Real Estate Management & Development 3.1%
Cheung Kong (Holdings) Ltd.	Hong Kong	6,650,922	72,064,108
Swire Pacific Ltd., B	Hong Kong	11,957,838	22,941,509

			95,005,617

Semiconductors & Semiconductor Equipment 2.3%
[a]Infineon Technologies AG	Germany	730,623	8,131,451
Samsung Electronics Co. Ltd.	South Korea	69,750	44,331,225
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	10,180,816	18,368,465

			70,831,141

Software 0.8%
[a]Check Point Software Technologies Ltd.	Israel	1,448,281	25,460,780

Specialty Retail 0.3%
Kingfisher PLC	United Kingdom	2,267,746	10,001,805

Textiles, Apparel & Luxury Goods 0.4%
Burberry Group PLC	United Kingdom	1,512,618	12,027,997

Wireless Telecommunication Services 2.3%
China Mobile Ltd.	China	2,771,873	15,846,718
[a]Mobile Telesystems, ADR	Russia	347,750	10,237,760
Vodafone Group PLC, ADR	United Kingdom	2,026,880	43,172,544

			69,257,022

Total Common Stocks (Cost $2,285,623,467)			2,832,126,263

Preferred Stocks 1.1%
Diversified Telecommunication Services 0.7%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	1,690,345	21,551,899

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Preferred Stocks (continued)
Metals & Mining 0.4%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	648,056	$13,336,992

Total Preferred Stocks (Cost $29,064,332)			34,888,891

Total Long Term Investments (Cost $2,314,687,799)			2,867,015,154

Short Term Investment (Cost $206,740,215) 6.7%
Money Market Fund 6.7%
[e]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	United States	206,740,215	206,740,215

Total Investments (Cost $2,521,428,014) 100.0%			3,073,755,369
Other Assets, less Liabilities 0.0%[c]			(1,119,247)

Net Assets 100.0%			$3,072,636,122

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

[a]Non-income	producing for the twelve months ended June 30, 2006.
[b]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $82,900,354, representing 2.70% of net assets.
[c]Rounds	to less than 0.1% of net assets.
[d]Security	was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $1,793,949, representing 0.06% of net assets.
[e]See	Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,314,687,799
Cost - Sweep Money Fund (Note 7)	206,740,215

Total cost of investments	$2,521,428,014

Value - Unaffiliated issuers	$2,867,015,154
Value - Sweep Money Fund (Note 7)	206,740,215

Total value of investments	3,073,755,369
Cash	1,554,482
Foreign currency, at value (cost $2,161,489)	2,319,484
Receivables:
Investment securities sold	111,028
Capital shares sold	4,008,641
Dividends	6,761,247
Other (Note 10)	36,719

Total assets	3,088,546,970

Liabilities:
Payables:
Investment securities purchased	10,862,123
Capital shares redeemed	1,493,822
Affiliates	2,748,613
Accrued expenses and other liabilities	806,290

Total liabilities	15,910,848

Net assets, at value	$3,072,636,122

Net assets consist of:
Paid-in capital	$2,411,693,469
Undistributed net investment income	49,925,001
Net unrealized appreciation (depreciation)	552,495,727
Accumulated net realized gain (loss)	58,521,925

Net assets, at value	$3,072,636,122

Class 1:
Net assets, at value	$550,973,719

Shares outstanding	32,938,114

Net asset value and maximum offering price per share	$16.73

Class 2:
Net assets, at value	$2,439,769,279

Shares outstanding	147,764,956

Net asset value and maximum offering price per share	$16.51

Class 3:
Net assets, at value	$81,893,124

Shares outstanding	4,971,619

Net asset value and maximum offering price per share[a]	$16.47

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends: (net of foreign taxes $4,366,796)
Unaffiliated issuers	$57,425,245
Sweep Money Fund (Note 7)	6,973,149
Other income (Note 10)	36,719

Total investment income	64,435,113

Expenses:
Management fees (Note 3a)	9,060,368
Administrative fees (Note 3b)	1,418,433
Distribution fees: (Note 3c)
Class 2	3,007,884
Class 3	78,971
Unaffiliated transfer agent fees	8,568
Custodian fees (Note 4)	391,812
Reports to shareholders	461,799
Professional fees	43,135
Trustees’ fees and expenses	7,803
Other	28,583

Total expenses	14,507,356
Expense reductions (Note 4)	(1,997)

Net expenses	14,505,359

Net investment income	49,929,754

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Including gain from redemption in-kind of $34,808,242) (Note 9)	94,150,234
Foreign currency transactions	977,424

Net realized gain (loss)	95,127,658

Net change in unrealized appreciation (depreciation) on:
Investments	63,742,710
Translation of assets and liabilities denominated in foreign currencies	132,104

Net change in unrealized appreciation (depreciation)	63,874,814

Net realized and unrealized gain (loss)	159,002,472

Net increase (decrease) in net assets resulting from operations	$208,932,226

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$49,929,754	$42,879,381
Net realized gain (loss) from investments and foreign currency transactions	95,127,658	105,273,303
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	63,874,814	103,792,704

Net increase (decrease) in net assets resulting from operations	208,932,226	251,945,388

Distributions to shareholders from:
Net investment income:
Class 1	(7,899,286)	(6,459,354)
Class 2	(30,532,245)	(20,723,612)
Class 3	(1,067,001)	(354,063)

Total distributions to shareholders	(39,498,532)	(27,537,029)

Capital share transactions: (Note 2)
Class 1	(11,534,078)	(19,374,244)
Class 2	70,595,470	610,744,172
Class 3	31,908,785	27,501,947

Total capital share transactions	90,970,177	618,871,875

Redemption fees	4,874	4,290

Net increase (decrease) in net assets	260,408,745	843,284,524
Net assets:
Beginning of period	2,812,227,377	1,968,942,853

End of period	$3,072,636,122	$2,812,227,377

Undistributed net investment income included in net assets:
End of period	$49,925,001	$39,493,779

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

v. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,704,208	$28,037,414	3,758,655	$55,211,998
Shares issued in reinvestment of distributions	492,781	7,899,286	453,606	6,459,354
Shares redeemed	(2,836,349)	(47,470,778)	(5,489,770)	(81,045,596)

Net increase (decrease)	(639,360)	$(11,534,078)	(1,277,509)	$(19,374,244)

Class 2 Shares:
Shares sold	23,485,856	$390,352,663	51,344,360	$745,826,623
Shares issued in reinvestment of distributions	1,925,158	30,455,999	1,472,894	20,723,612
Redemption in-kind (Note 9)	(10,441,113)	(181,048,903)	—	—
Shares redeemed	(10,113,327)	(169,164,289)	(10,646,257)	(155,806,063)

Net increase (decrease)	4,856,574	$70,595,470	42,170,997	$610,744,172

Class 3 Shares:
Shares sold	1,985,077	$32,830,547	2,107,457	$30,752,443
Shares issued in reinvestment of distributions	67,617	1,067,001	25,189	353,916
Shares redeemed	(122,794)	(1,988,763)	(244,990)	(3,604,412)

Net increase (decrease)	1,929,900	$31,908,785	1,887,656	$27,501,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

Effective May 1, 2006, the Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $ 15 billion
0.560%	Over $15 billion, up to and including $ 20 billion
0.540%	In excess of $20 billion

Prior to May 1, 2006, the annualized rate of 0.600% was applicable to net assets in excess of $1.3 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets for Class 2 and Class 3, respectively. The Board of Trustees has set the current rate at 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $1,301,670 expiring on December 31, 2011, which may be carried over to offset future capital gains, if any.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $495,819.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,521,428,014

Unrealized appreciation	$629,030,570
Unrealized depreciation	(76,703,215)

Net unrealized appreciation (depreciation)	$552,327,355

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gain (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and gains and losses realized on in-kind shareholder redemption.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $618,495,148 and $201,495,500, respectively. Sales of investments exclude $116,405,039 of redemption in-kind transactions.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REDEMPTION IN-KIND

During the period ended June 30, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Australia	$0.0001	$0.0140	$0.0001	$0.0125	$0.0001	$0.0133
Bermuda	0.0000	0.0042	0.0000	0.0038	0.0000	0.0040
Brazil	0.0001	0.0018	0.0001	0.0016	0.0001	0.0017
Canada	0.0011	0.0053	0.0011	0.0048	0.0011	0.0050
China	0.0000	0.0027	0.0000	0.0024	0.0000	0.0026
Finland	0.0017	0.0082	0.0017	0.0073	0.0017	0.0077
France	0.0020	0.0103	0.0020	0.0092	0.0020	0.0098
Germany	0.0015	0.0091	0.0015	0.0081	0.0015	0.0086
Hong Kong	0.0000	0.0132	0.0000	0.0118	0.0000	0.0125
India	0.0000	0.0005	0.0000	0.0004	0.0000	0.0005
Italy	0.0011	0.0057	0.0011	0.0050	0.0011	0.0053
Japan	0.0012	0.0126	0.0012	0.0113	0.0012	0.0119
Mexico	0.0000	0.0058	0.0000	0.0052	0.0000	0.0055
Netherlands	0.0031	0.0155	0.0031	0.0138	0.0031	0.0146
Norway	0.0004	0.0019	0.0004	0.0017	0.0004	0.0018
Singapore	0.0000	0.0027	0.0000	0.0024	0.0000	0.0026
South Africa	0.0000	0.0007	0.0000	0.0006	0.0000	0.0007
South Korea	0.0026	0.0116	0.0026	0.0103	0.0026	0.0110
Spain	0.0023	0.0127	0.0023	0.0113	0.0023	0.0120
Sweden	0.0029	0.0147	0.0029	0.0131	0.0029	0.0138
Switzerland	0.0011	0.0052	0.0011	0.0046	0.0011	0.0049
Taiwan	0.0030	0.0114	0.0030	0.0101	0.0030	0.0107
United Kingdom	0.0000	0.0761	0.0000	0.0677	0.0000	0.0718

Total	$0.0242	$0.2459	$0.0242	$0.2190	$0.0242	$0.2323

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate) or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Global Income Securities Fund – Class 3 delivered a +5.56% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Income Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the J.P. Morgan (JPM) Government Bond Index Global, which delivered a +2.59% total return in U.S. dollar terms for the period under review.1

Economic and Market Overview

Global growth remained robust during the reporting period, accompanied by moderate inflationary trends. Despite some signs of moderation in the above-trend U.S. growth rate, economic growth rates in Asia remained strong, while Europe’s recovery appeared firmer than six months ago. The U.S. Federal Reserve Board continued to guide monetary policy toward a neutral stance by tightening interest rates a further 100 basis points (100 basis points equal one percentage point) to 5.25%. Despite a surge in commodity prices, especially for oil and natural gas, private consumption expanded as hiring and wages improved. Although overall investment trends remained robust, particularly for business investment, the housing market softened. Economic imbalances persisted, as indicated by the large U.S. trade deficit, which pushed the current account deficit to 6.4% of gross domestic product (GDP) in first quarter 2006. Highlighting the magnitude of global imbalances, the 12-country euro zone recorded a current account deficit of less than 1% of GDP in first quarter 2006, while Japan’s current account surplus rose to 3.8% of GDP for the same period.

In the past, Asia’s accumulation of current account surpluses was partly a function of policies designed to alleviate appreciation pressures on the currencies during times of tepid domestic growth conditions. Economic trends over the past six months, however, showed evidence of growth resulting more from domestic drivers, particularly private consumption. For example, in South Korea, private consumption accelerated to 4.4% in first quarter 2006 from averages of 3.2% in 2005 and -0.4% in

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

2004.2 This growth theme extended to Japan as well, where the corporate and banking sectors have implemented significant restructuring in the past two years, enabling property markets to revive amid improved domestic growth prospects. This prompted the Bank of Japan to end its deflation-fighting policy in March 2006 and adopt an inflation target. Tighter monetary policy extended across other Asian countries as well including China, South Korea and Thailand. Real GDP growth accelerated in second quarter 2006 with growth rates of 7.5% in Singapore, 5.3% in South Korea and 11.3% in China compared with the same quarter of 2005.

European growth trends exhibited notable improvements over the six-month period, having lagged the U.S. and Asia through much of the current economic cycle. Euro-zone growth was led by the export sector, and domestic confidence also rose broadly. An improved outlook for the durability of euro-zone recovery, along with sustained monetary and lending growth, prompted the European Central Bank (ECB) to begin normalizing interest rates. The ECB increased rates 50 basis points to 2.75% during the period.3 Growth trends were again stronger among the non-euro European countries including Norway and Sweden. In addition to strong external demand, strengthening labor markets bolstered private consumption in both countries. While the Norwegian and Swedish central banks tightened monetary policy over the period, the Polish central bank eased its interest rates 50 basis points given Poland’s low inflation despite improved growth conditions.4

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

2. Source: Bank of Korea.

3. Source: European Central Bank.

4. Source: National Bank of Poland.

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Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

During the six-month review period, we maintained the Fund’s overall short duration positioning given a period of global interest rate tightening and rising local bond market yields. However, we found opportunities to benefit Fund performance as we sought to take advantage of local interest rate reductions. One example is Indonesia, which returned +10.89% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI) over the six-month period.5 The Bank of Indonesia began to reverse prior interest rate increases that it implemented when inflation began to rise following increases in administered fuel prices. The central bank eased interest rates 25 basis points to 12.50%.

Currency Strategy

The Fund benefited from its significant underweighted exposure to the U.S. dollar, which depreciated 5.44% against the U.S.’s major trading partners.6 Factors behind weaker U.S. dollar trends included the fading impact of the Homeland Investment Act, which allowed U.S. corporations to repatriate foreign profits at a lower tax rate, as well as growing market expectations that the Fed was nearing the end of its interest rate tightening cycle. Notably, higher U.S. bond yields relative to other developed bond markets provided a key source of funding for the U.S. current account deficit.

Contributors to relative outperformance from currency came from countries with solid external fundamentals and positive domestic growth prospects such as the Swedish krona, the Korean won and Canadian dollar. The Swedish krona rose 10.48% against the U.S. dollar over the six-month period. Swedish economic growth in first quarter 2006 rose to 4.1% from a year earlier, accelerating from 2.9% in fourth quarter 2005.7 Investment trends remained positive and employment gains remained encouraging for strengthening domestic demand prospects. Better euro-zone growth supported further trade gains and bolstered

5. Source: HSBC. Please see Index Descriptions following the Fund Summaries.

6. Source: Federal Reserve H10 Report.

7. Source: Statistics Sweden.

Currency Breakdown

Templeton Global Income Securities Fund

6/30/06

% of Total Portfolio Value*

Japanese Yen	12.9%

South Korean Won	12.8%

Swedish Krona	8.2%

Canadian Dollar	7.7%

Polish Zloty	7.3%

Thai Baht	7.3%

U.S. Dollar	6.5%

Indonesian Rupiah	6.2%

Norwegian Krone	5.1%

Malaysian Ringgit	4.1%

Singapore Dollar	4.1%

Egyptian Pound	3.6%

Slovak Koruna	3.4%

Euro	2.9%

Icelandic Krona	2.0%

Peruvian Nuevo Sol	1.9%

Australian Dollar	1.8%

Indian Rupee	1.1%

Brazilian Real	1.0%

Romanian Leu	0.2%

New Zealand Dollar	-0.10%

*The	portfolio includes securities, forwards and cash balances.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-4

the Swedish current account surplus to 7.1% of GDP as of March 31, 2006.8 The Fund’s non-Japan Asian currency holdings generally benefited performance relative to its benchmark index over the reporting period, supported by strong growth and increased tolerance in several countries to use interest rates and exchange rates to manage monetary policy. Versus the U.S. dollar, the Thai baht rose 7.46%, the South Korean won 6.55% and the Singapore dollar 5.15%. With Canada as the U.S.’s largest trading partner, Canadian dollar strength played an important role in U.S. dollar weakness during the period. The Canadian dollar rose 5.04% against the U.S. dollar. Given Canada’s rich natural resources, its currency benefited from the recent surge in commodity prices. Additionally, the currency benefited as Canada’s balance of payment position strengthened largely due to an improved trade surplus and foreign investment inflows into the country’s energy sector.

Although our underweighted exposure to the euro worked against the Fund’s relative performance, we used euro strength relative to the Japanese yen during the period to reinitiate yen exposure in the Fund. On a cumulative basis, the yen has underperformed the euro since the end of 2000. During the last period of U.S. dollar weakness in 2002-2004, the euro and other European currencies felt the impact of weaker currency while many Asian countries were less affected by currency appreciation and instead built up substantial foreign exchange reserves. Since then, the U.S. current account deficit continued to deteriorate, the euro zone’s current account became less supportive and moved into a deficit, and the Japanese current account surplus continued to grow. According to our analysis, the Japanese economy’s significant improvement — evidenced by its emergence from deflation and the central bank’s subsequent fundamental shift in monetary policy — indicated that another potential period of U.S. dollar depreciation could likely affect the Japanese yen. During the six months under review, the euro rose 8.40% against the U.S. dollar and the Japanese yen appreciated 3.25%.9

Global Sovereign Debt Strategy

The Fund also invested in investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Prospects for tightening global liquidity conditions through

8. Source Sveriges Riksbank.

9. Source: Exshare (via Compustat via Factset).

TGI-5

interest rate increases by most developed economies prompted a rise in risk aversion. As a result, U.S. dollar-denominated emerging market debt weakened 0.69% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.10 Sovereign interest rate spreads declined from 237 basis points at the beginning of the reporting period to 218 basis points by period-end given a corresponding rise in U.S. yields.10 Regionally, Latin American sovereign debt returned +0.40%, Asian +0.02% and Central and Eastern European -4.07%.10 Euro-denominated markets also weakened, declining 3.17% in euro terms, as measured by the JPM Euro EMBI Global.10 The Fund maintained relatively limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

10. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 3

TGI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,055.60	$4.64
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio, net of expense reduction, for the Fund’s Class 3 shares (0.91%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TGI-8

SUPPLEMENT DATED JUNE 1, 2006

TO THE PROSPECTUSES OF

TEMPLETON GLOBAL INCOME SECURITIES FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

DATED MAY 1, 2006

Each of the Class 1, Class 2 and Class 3 prospectuses is amended by replacing the description of the team responsible for the management of the Fund with the following:

The Fund is managed by the following dedicated professional focused on investments of debt securities in any country, including emerging markets:

Michael Hasenstab, Ph.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS	Dr. Hasenstab has been a manager of the Fund since 2002 and an analyst since 2001. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares.

Please keep this supplement for future reference

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.36		$15.80	$15.54	$13.67	$11.39	$11.53

Income from investment operations:[a]
Net investment income[b]	0.29		0.57	0.66	0.69	0.59	0.59	[f]
Net realized and unrealized gains (losses)	0.52		(1.03)	1.37	2.35	1.83	(0.32)[f]

Total from investment operations	0.81		(0.46)	2.03	3.04	2.42	0.27

Less distributions from net investment income	(0.48)		(0.98)	(1.77)	(1.17)	(0.14)	(0.41)

Redemption fees	—	[d]	— [d]	—	—	—	—

Net asset value, end of period	$14.69		$14.36	$15.80	$15.54	$13.67	$11.39

Total return[c]	5.66%		(2.91)%	15.09%	22.72%	21.44%	2.55%
Ratios/supplemental data
Net assets, end of period (000’s)	$63,058		$53,115	$49,845	$52,842	$50,622	$63,781
Ratios to average net assets:
Expenses before expense reduction	0.71%	[e]	0.78%	0.79%	0.76%	0.73%	0.71%
Expenses net of expense reduction	0.66%	[e]	0.74%	0.78%	0.76%	0.73%	0.71%
Net investment income	3.95%	[e]	3.81%	4.40%	4.72%	4.88%	5.22%	[f]
Portfolio turnover rate	15.07%		30.28%	37.39%	53.01%	27.91%	122.45%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]	Annualized.
[f]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.19		$15.64	$15.42	$13.59	$11.33	$11.48

Income from investment operations:[a]
Net investment income[b]	0.27		0.52	0.60	0.65	0.54	0.55[f]
Net realized and unrealized gains (losses)	0.50		(1.00)	1.36	2.33	1.84	(0.31)[f]

Total from investment operations	0.77		(0.48)	1.96	2.98	2.38	0.24

Less distributions from net investment income	(0.47)		(0.97)	(1.74)	(1.15)	(0.12)	(0.39)

Redemption fees	—	[d]	— [d]	—	—	—	—

Net asset value, end of period	$14.49		$14.19	$15.64	$15.42	$13.59	$11.33

Total return[c]	5.49%		(3.08)%	14.74%	22.44%	21.15%	2.24%
Ratios/supplemental data
Net assets, end of period (000’s)	$109,561		$61,255	$19,779	$5,181	$2,119	$1,286
Ratios to average net assets:
Expenses before expense reduction	0.96%	[e]	1.03%	1.04%	1.01%	0.98%	0.96%
Expenses net of expense reduction	0.91%	[e]	0.99%	1.03%	1.01%	0.98%	0.96%
Net investment income	3.70%	[e]	3.56%	4.15%	4.47%	4.63%	4.95% [f]
Portfolio turnover rate	15.07%		30.28%	37.39%	53.01%	27.91%	122.45%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount	is less than $0.01 per share.
[e]Annualized.
[f]Effective	January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

Class 3	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31, 2005[f]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.18		$15.27

Income from investment operations:[a]
Net investment income[b]	0.27		0.38
Net realized and unrealized gains (losses)	0.52		(0.50)

Total from investment operations	0.79		(0.12)

Less distributions from net investment income	(0.48)		(0.97)

Redemption fees	—	[d]	—	[d]

Net asset value, end of period	$14.49		$14.18

Total return[c]	5.56%		(0.80)%
Ratios/supplemental data
Net assets, end of period (000’s)	$15,127		$5,769
Ratios to average net assets:
Expenses before expense reduction	0.96%	[e]	1.03%	[e]
Expenses net of expense reduction	0.91%	[e]	0.99%	[e]
Net investment income	3.70%	[e]	3.56%	[e]
Portfolio turnover rate	15.07%		30.28%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]For	the period April 1, 2005 (effective date) to December 31, 2005.

See notes to financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments 77.1%
Government and Agency Securities
Argentina 3.9%
[b]Government of Argentina, FRN, [c]4.889%, 8/03/12	$7,162,000		$5,817,382
[d]Gross Domestic Product Linked Security 12/15/35	13,185,000		1,127,318
[d]Gross Domestic Product Linked Security 12/15/35	4,380,000	EUR	435,922

			7,380,622

Australia 1.8%
New South Wales Treasury Corp., 8.00%, 3/01/08	1,990,000	AUD	1,525,827
Queensland Treasury Corp., 6.00%, 8/14/13	2,200,000	AUD	1,637,484
10/14/15	200,000	AUD	148,775

			3,312,086

Austria 0.6%
Government of Austria, 5.50%, 10/20/07	425,000	EUR	557,328
5.00%, 7/15/12	400,000	EUR	540,931

			1,098,259

Belgium 0.5%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	944,655

Canada 1.7%
Government of Canada, 5.75%, 9/01/06	790,000	CAD	709,234
7.00%, 12/01/06	1,110,000	CAD	1,004,723
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	153,774
Province of Manitoba, 5.10%, 12/01/06	1,090,000	CAD	979,101
Province of Newfoundland, 5.90%, 12/12/07	300,000	CAD	273,329

			3,120,161

Finland 0.4%
Government of Finland, 5.375%, 7/04/13	540,000	EUR	749,996

France 0.1%
Government of France, 4.00%, 10/25/09	195,000	EUR	251,546

Germany 1.8%
Government of Germany, 4.00%, 2/16/07	110,000	EUR	141,376
KfW Bankengruppe, [e]8.25%, 9/20/07	129,000,000	ISK	1,636,802
senior note, 6.375%, 2/17/15	2,530,000	NZD	1,526,098

			3,304,276

Greece 0.2%
Government of the Hellenic Republic, 3.25%, 6/21/07	270,000	EUR	344,845

Iceland 0.5%
Inter-American Development Bank, 9.00%, 1/04/07	79,500,000	ISK	1,026,299

Indonesia 6.2%
Government of Indonesia,
10.00%, 10/15/11	1,800,000,000	IDR	178,290
11.00%, 12/15/12	450,000,000	IDR	45,908
14.25%, 6/15/13	11,269,000,000	IDR	1,315,405
14.275%, 12/15/13	21,167,000,000	IDR	2,456,496

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (continued)
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
11.00%, 10/15/14	3,390,000,000	IDR	$346,759
10.75%, 5/15/16	3,300,000,000	IDR	323,302
10.00%, 7/15/17	3,500,000,000	IDR	315,503
11.50%, 9/15/19	30,075,000,000	IDR	3,056,038
11.00%, 11/15/20	28,000,000,000	IDR	2,765,843
12.80%, 6/15/21	1,750,000,000	IDR	187,753
12.90%, 6/15/22	3,775,000,000	IDR	416,196
12.00%, 9/15/26	1,900,000,000	IDR	198,451

			11,605,944

Iraq 1.0%
[f]Government of Iraq, Reg S, 5.80%, 1/15/28	2,750,000		1,856,250

Italy 1.4%
Government of Italy, 0.375%, 10/10/06	300,000,000	JPY	2,623,706
7.75%, 11/01/06	41,293	EUR	53,601

			2,677,307

Japan 2.0%
European Investment Bank, 3.00%, 9/20/06	190,000,000	JPY	1,670,645
2.125%, 9/20/07	240,000,000	JPY	2,144,471

			3,815,116

Malaysia 4.0%
Government of Malaysia, 6.90%, 3/15/07	1,075,000	MYR	298,639
8.60%, 12/01/07	10,105,000	MYR	2,919,758
3.135%, 12/17/07	7,125,000	MYR	1,911,538
6.45%, 7/01/08	4,600,000	MYR	1,302,718
4.305%, 2/27/09	3,660,000	MYR	992,070
4.032%, 9/15/09	665,000	MYR	178,372

			7,603,095

Mexico 0.3%
[g]Government of Mexico, 144A, 7.50%, 3/08/10	450,000	EUR	636,596

Netherlands 0.4%
Government of the Netherlands, 3.00%, 7/15/06	150,000	EUR	191,899
5.75%, 2/15/07	488,000	EUR	633,638

			825,537

New Zealand 1.0%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,514,731
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	336,926

			1,851,657

Norway 4.4%
Government of Norway, 6.75%, 1/15/07	50,660,000	NOK	8,285,475

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (continued)
Government and Agency Securities (continued)
Peru 4.1%
Government of Peru, 8.60%, 8/12/17	6,185,000	PEN	$1,966,869
7.84%, 8/12/20	4,945,000	PEN	1,475,473
7.35%, 7/21/25	3,905,000		3,760,515
8.75%, 11/21/33	400,000		447,000

			7,649,857

Philippines 1.5%
Government of the Philippines, [f]Reg S, 9.125%, 2/22/10	330,000	EUR	472,389
9.00%, 2/15/13	800,000		865,000
9.50%, 2/02/30	980,000		1,123,903
7.75%, 1/14/31	350,000		341,250

			2,802,542

Poland 7.2%
Government of Poland, 8.50%, 11/12/06	4,720,000	PLN	1,507,450
8.50%, 5/12/07	14,865,000	PLN	4,834,313
6.00%, 5/24/09	8,195,000	PLN	2,625,908
6.25%, 10/24/15	3,690,000	PLN	1,208,282
5.75%, 9/23/22	10,800,000	PLN	3,347,786

			13,523,739

Singapore 4.1%
Government of Singapore, 1.75%, 2/01/07	2,335,000	SGD	1,467,674
4.00%, 3/01/07	7,160,000	SGD	4,561,299
2.625%, 10/01/07	2,580,000	SGD	1,625,501

			7,654,474

Slovak Republic 3.4%
Government of Slovakia, 4.95%, 3/05/08	81,000,000	SKK	2,677,694
4.80%, 4/14/09	33,500,000	SKK	1,092,120
4.90%, 2/05/10	1,000,000	SKK	32,479
8.50%, 8/17/10	30,000,000	SKK	1,107,608
7.50%, 3/13/12	19,000,000	SKK	693,538
5.00%, 1/22/13	6,000,000	SKK	193,203
4.90%, 2/11/14	4,900,000	SKK	157,572
5.30%, 5/12/19	11,200,000	SKK	369,566

			6,323,780

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	259,560

South Korea 12.1%
Government of Korea, 4.75%, 3/03/07	5,740,000,000	KRW	6,049,201
Korea Treasury Note,
6.90%, 1/16/07	1,200,000,000	KRW	1,279,390
3.75%, 9/10/07	5,950,000,000	KRW	6,191,311
4.75%, 3/12/08	3,768,000,000	KRW	3,959,893
4.50%, 9/09/08	1,945,000,000	KRW	2,031,745
4.25%, 9/10/08	3,100,000,000	KRW	3,221,487

			22,733,027

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (continued)
Government and Agency Securities (continued)
Spain 0.4%
Government of Spain,
3.10%, 9/20/06	25,000,000	JPY	$219,865
6.00%, 1/31/08	390,000	EUR	517,357

			737,222

Sweden 6.6%
Government of Sweden, 8.00%, 8/15/07	84,605,000	SEK	12,401,984

Thailand 1.0%
Government of Thailand, 8.00%, 12/08/06	60,700,000	THB	1,611,155
4.125%, 2/12/08	9,000,000	THB	231,558
8.50%, 12/08/08	1,000,000	THB	28,019

			1,870,732

United States 4.4%
FNMA, 2.125%, 10/09/07	840,000,000	JPY	7,483,094
1.75%, 3/26/08	80,000,000	JPY	711,367

			8,194,461

Total Long Term Investments (Cost $140,804,048)			144,841,100

Short Term Investments 17.5%
Government and Agency Securities
Austria 0.6%
Government of Austria, 9.00%, 9/15/06	85,000,000	ISK	1,110,282

Canada 5.7%
Province of British Columbia, 5.25%, 12/01/06	1,000,000	CAD	898,768
[h]Canada Treasury Bills, 11/30/06 - 5/17/07	7,670,000	CAD	6,638,044
Province of Ontario, 7.75%, 7/24/06	1,600,000	CAD	1,436,395
3.50%, 9/08/06	1,920,000	CAD	1,717,429

			10,690,636

Egypt 3.5%
[h]Egypt Treasury Bills, 11/21/06 - 6/26/07	40,500,000	EGP	6,607,585

Norway 0.6%
[h]Norwegian Treasury Bill, Strip, 3/21/07	7,525,000	NOK	1,179,870

Sweden 1.5%
[h]Government of Sweden, Strip, 9/20/06	8,450,000	SEK	1,167,130
12/20/06	11,600,000	SEK	1,594,295

			2,761,425

Thailand 5.6%
[h]Thailand Treasury Bills, 7/27/06 - 5/17/07	411,230,000	THB	10,496,324

Total Short Term Investments (Cost $32,467,511)			32,846,122

Total Investments (Cost $173,271,559) 94.6%			177,687,222
Net Unrealized Gain on Forward Exchange Contracts 0.3%			507,660
Other Assets, less Liabilities 5.1%			9,551,490

Net Assets 100.0%			$187,746,372

TGI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Selected Portfolio Currency

AUD - Australian Dollar

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

[a]The	principal amount is stated in U.S. dollars unless otherwise indicated.
[b]The	coupon rate shown represents the rate at period end.
[c]The	principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[d]Security	is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.
[e]See	Note 1(c) regarding securities purchased on a delayed delivery basis.
[f]Security	was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of these securities was $2,328,639, representing 1.24% of net assets.
[g]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $636,596, representing 0.34% of net assets.
[h]The	security is traded on a discount basis with no stated coupon rate

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost	$173,271,559

Value	$177,687,222
Cash	8,586,566
Receivables:
Capital shares sold	465,237
Interest	3,592,491
Unrealized gain on forward exchange contracts (Note 7)	630,009

Total assets	190,961,525

Liabilities:
Payables:
Investment securities purchased	1,903,423
Capital shares redeemed	235,560
Affiliates	134,768
Foreign currency advanced by custodian	771,893
Unrealized loss on forward exchange contracts (Note 7)	122,349
Accrued expenses and other liabilities	47,160

Total liabilities	3,215,153

Net assets, at value	$187,746,372

Net assets consist of:
Paid-in capital	$186,612,516
Undistributed net investment income	1,506,727
Net unrealized appreciation (depreciation)	4,908,747
Accumulated net realized gain (loss)	(5,281,618)

Net assets, at value	$187,746,372

Class 1:
Net assets, at value	$63,058,367

Shares outstanding	4,293,571

Net asset value and maximum offering price per share	$14.69

Class 2:
Net assets, at value	$109,561,032

Shares outstanding	7,558,612

Net asset value and maximum offering price per share	$14.49

Class 3:
Net assets, at value	$15,126,973

Shares outstanding	1,044,298

Net asset value and maximum offering price per share[a]	$14.49

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes $117,400)	$3,402,924

Expenses:
Management fees (Note 3a)	429,915
Distribution fees: (Note 3c)
Class 2	102,585
Class 3	11,244
Unaffiliated transfer agent fees	472
Custodian fees (Note 4)	59,432
Reports to shareholders	22,426
Professional fees	9,255
Trustees’ fees and expenses	253
Other	3,036

Total expenses	638,618
Expense reductions (Note 4)	(34,517)

Net expenses	604,101

Net investment income	2,798,823

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $958)	2,359,752
Foreign currency transactions	52,531

Net realized gain (loss)	2,412,283

Net change in unrealized appreciation (depreciation) on:
Investments	1,200,393
Translation of assets and liabilities denominated in foreign currencies	480,235

Net change in unrealized appreciation (depreciation)	1,680,628

Net realized and unrealized gain (loss)	4,092,911

Net increase (decrease) in net assets resulting from operations	$6,891,734

See notes to financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$2,798,823	$3,292,059
Net realized gain (loss) from investments and foreign currency transactions	2,412,283	3,899,560
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,680,628	(9,226,450)

Net increase (decrease) in net assets resulting from operations	6,891,734	(2,034,831)

Distributions to shareholders from:
Net investment income:
Class 1	(2,013,759)	(3,016,853)
Class 2	(3,259,404)	(2,073,846)
Class 3	(431,514)	(32,207)

Total distributions to shareholders	(5,704,677)	(5,122,906)

Capital share transactions: (Note 2)
Class 1	9,028,223	7,710,594
Class 2	47,932,283	44,184,638
Class 3	9,457,469	5,777,317

Total capital share transactions	66,417,975	57,672,549

Redemption fees	2,319	36

Net increase (decrease) in net assets	67,607,351	50,514,848
Net assets:
Beginning of period	120,139,021	69,624,173

End of period	$187,746,372	$120,139,021

Undistributed net investment income included in net assets:
End of period	$1,506,727	$4,412,581

See notes to financial statements.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Income Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The fund offers three classes of shares: Class 1, Class 2, and Class 3. Effective April 1, 2005, the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,006,152	$15,210,723	1,067,253	$15,508,065
Shares issued in reinvestment of distributions	137,929	2,013,759	210,969	3,016,853
Shares redeemed	(548,371)	(8,196,259)	(735,231)	(10,814,324)

Net increase (decrease)	595,710	$9,028,223	542,991	$7,710,594

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,169,874	$46,967,664	3,017,652	$43,735,355
Shares issued in reinvestment of distributions	226,190	3,259,404	146,665	2,073,846
Shares redeemed	(155,255)	(2,294,785)	(110,837)	(1,624,563)

Net increase (decrease)	3,240,809	$47,932,283	3,053,480	$44,184,638

Class 3 Shares:
Shares sold	636,922	$9,458,853	427,371	$6,068,634
Shares issued in reinvestment of distributions	29,965	431,514	2,233	31,575
Shares redeemed	(29,309)	(432,898)	(22,884)	(322,892)

Net increase (decrease)	637,578	$9,457,469	406,720	$5,777,317

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has set the current rate at 0.25% per year for Class 3.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $1,437,903 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in :
2007	$3,445,173
2008	2,370,518
2009	1,649,033
2010	177,731

$7,642,455

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$175,247,963

Unrealized appreciation	$5,932,996
Unrealized depreciation	(3,493,737)

Net unrealized appreciation (depreciation)	$2,439,259

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $64,320,134 and $18,922,866, respectively.

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
175,000,000	Japanese Yen	1,515,466		10/16/06	$37,610
595,000	Canadian Dollar	775,244	NZD	10/24/06	65,449
505,000,000	South Korean Won	776,338	NZD	10/24/06	64,286
20,300,000	Thai Baht	777,986	NZD	10/24/06	60,512
320,000,000	South Korean Won	483,734	NZD	10/26/06	45,756
14,700,000	Indian Rupee	485,309	NZD	10/26/06	25,482
16,900,000	Indian Rupee	566,297	NZD	10/27/06	24,239
11,600,000	Thai Baht	407,991	NZD	11/30/06	57,137
295,000,000	South Korean Won	413,015	NZD	12/06/06	63,081
11,600,000	Thai Baht	406,554	NZD	12/06/06	58,072
900,000	Brazilian Real	378,231		1/04/07	19,043
996,625	Brazilian Real	425,000		2/21/07	10,040
1,111,500	Brazilian Real	450,000		2/26/07	34,624
1,083,600	Brazilian Real	430,000		2/28/07	42,241
25,000,000	Indian Rupee	888,415	NZD	3/21/07	5,998
42,030,000	Indian Rupee	900,000		3/27/07	8,119
1,235,688	Romania Leu	425,000		3/28/07	8,320

Unrealized gain on forward exchange contracts					$630,009

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
172,000,000	Japanese Yen	1,557,266		2/01/07	$(7,733)
174,752,000	Japanese Yen	1,600,000		2/09/07	(23,990)
87,450,400	Japanese Yen	800,000		2/09/07	(11,324)
87,432,000	Japanese Yen	800,000		2/09/07	(11,490)
43,888,000	Japanese Yen	400,000		2/09/07	(4,194)
43,924,000	Japanese Yen	400,000		2/09/07	(3,869)
48,129,750	Japanese Yen	450,000		2/13/07	(15,707)
48,204,000	Japanese Yen	450,000		2/13/07	(15,037)
48,073,500	Japanese Yen	450,000		2/22/07	(15,692)
38,027,500	Japanese Yen	350,000		3/05/07	(5,943)

					$(114,979)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
357,000	Euro	50,433,390	JPY	3/06/07	$(7,370)

Unrealized loss on forward exchange contracts					(122,349)

Net unrealized gain(loss) on forward exchange contracts					$507,660

[a]In U.S.	Dollar unless otherwise indicated.

Currency Abbreviations

EUR - Euro

NZD - New Zealand Dollar

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

8. CREDIT RISK

The Fund has 17.61% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2005, more than 50% of the Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from interest paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Argentina	0.0000	0.0125	0.0000	0.0122	0.0000	0.0124
Australia	0.0000	0.0175	0.0000	0.0171	0.0000	0.0174
Austria	0.0000	0.0073	0.0000	0.0071	0.0000	0.0073
Belgium	0.0000	0.0048	0.0000	0.0047	0.0000	0.0048
Brazil	0.0000	0.0024	0.0000	0.0023	0.0000	0.0023
Canada	0.0000	0.0202	0.0000	0.0197	0.0000	0.0201
Colombia	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Denmark	0.0000	0.0049	0.0000	0.0048	0.0000	0.0048
Egypt	0.0000	0.0006	0.0000	0.0006	0.0000	0.0006
Finland	0.0000	0.0062	0.0000	0.0060	0.0000	0.0061
France	0.0000	0.0041	0.0000	0.0040	0.0000	0.0040
Germany	0.0000	0.0085	0.0000	0.0083	0.0000	0.0084
Greece	0.0000	0.0037	0.0000	0.0036	0.0000	0.0036
Hungary	0.0000	0.0028	0.0000	0.0027	0.0000	0.0028
Iceland	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Indonesia	0.0047	0.0482	0.0047	0.0470	0.0047	0.0478
Ireland	0.0000	0.0037	0.0000	0.0036	0.0000	0.0037
Italy	0.0000	0.0007	0.0000	0.0007	0.0000	0.0007
Malaysia	0.0000	0.0101	0.0000	0.0099	0.0000	0.0100
Mexico	0.0000	0.0032	0.0000	0.0031	0.0000	0.0031
Netherlands	0.0000	0.0037	0.0000	0.0036	0.0000	0.0037
New Zealand	0.0000	0.0172	0.0000	0.0168	0.0000	0.0170
Norway	0.0000	0.0194	0.0000	0.0189	0.0000	0.0192
Peru	0.0000	0.0080	0.0000	0.0078	0.0000	0.0079
Philippines	0.0000	0.0079	0.0000	0.0077	0.0000	0.0078
Poland	0.0000	0.0311	0.0000	0.0303	0.0000	0.0308
Russia	0.0000	0.0015	0.0000	0.0015	0.0000	0.0015
Singapore	0.0000	0.0076	0.0000	0.0074	0.0000	0.0076
Slovak Republic	0.0008	0.0134	0.0008	0.0131	0.0008	0.0133
South Africa	0.0000	0.0010	0.0000	0.0010	0.0000	0.0010
South Korea	0.0054	0.0445	0.0054	0.0434	0.0054	0.0441
Spain	0.0000	0.0022	0.0000	0.0021	0.0000	0.0022
Sweden	0.0000	0.0241	0.0000	0.0235	0.0000	0.0239
Thailand	0.0000	0.0220	0.0000	0.0215	0.0000	0.0218
Ukraine	0.0000	0.0092	0.0000	0.0090	0.0000	0.0091
United Kingdom	0.0000	0.0018	0.0000	0.0017	0.0000	0.0018
Venezuela	0.0000	0.0108	0.0000	0.0105	0.0000	0.0107

Total	$0.0109	$0.3874	$0.0109	$0.3778	$0.0109	$0.3839

TGI-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited) (continued)

Templeton Global Income Securities Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TGI-29

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

HSBC Asian Local Bond Index (ALBI) tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) High Yield Index covers the universe of fixed rate, non-investment grade debt. The index includes both corporate and non-corporate sectors.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/06, there were 122 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/06, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/06, there were 65 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/06, there were 103 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 18, 2006, the Board of Trustees (“Board”), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (“Fund(s)”). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (“Manager”) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager’s best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE.    Franklin Flex-Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund are recently formed Funds and in the Board’s view had established no meaningful records of performance in light of their limited period of operations and small size. The Board placed significant emphasis on the investment performance of each of the other Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper

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Board Review of Investment Management Agreement (continued)

reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Global Communications Securities Fund – The performance universe for this Fund consisted of the Fund and all specialty and miscellaneous funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period and each of the previous two-, three- and four-year periods on an annualized basis was in the highest quintile of its performance universe, and for the previous five years on an annualized basis was in the second-highest quintile of such universe. There was no meaningful universe in existence for earlier periods. The Board was satisfied with such performance.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period and on an annualized basis in each of the previous three-, five- and ten-year periods to be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such universe, and on an annualized basis for each of the previous three-, five- and ten-year periods to be in the lowest or second-lowest quintile of such performance universe. The Board noted, however, that the Fund’s actual level of total return was relatively high, being in excess of 8% for the one-year period and 8.5% for the annualized previous ten-year period as shown in the Lipper report. The Board found such performance to be acceptable and also noted that recent additions had been made to the management team for the Fund.

Franklin High Income Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such universe, but to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be the highest in its performance universe for the one-year period as well as the previous three-year period on an annualized basis and in the middle and lowest quintiles of such universe, respectively, for the previous five- and ten-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such universe for the one-year period and the highest quintile for each of the previous three- and five-year periods on an annualized basis. There was no meaningful universe for the ten-year period. The Lipper report showed the Fund’s total return to be in the middle quintile of its performance universe for the one-year period and in the highest quintile of such universe for each of the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period as well as for the previous three- and five-year periods on an annualized basis. The Fund has not been in existence for a full ten-year period. In discussing such performance, management advised the Board of actions being taken to improve results and also pointed out that the Fund had generally outperformed its blended benchmark since inception. The Board believed such performance to be acceptable based on such discussions.

Franklin Money Market Fund – The performance universe for this Fund consisted of the Fund and all money market funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of such universe during the one-year period and during the previous three-, five- and ten-year periods as well on an annualized basis. The Board found such performance to be acceptable noting this was the smallest fund within the Trust and that it was managed conservatively with a high-quality portfolio.

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Board Review of Investment Management Agreement (continued)

Franklin Real Estate Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period and on an annualized basis to be in the second-lowest quintile of such universe for the previous three- and ten-year periods, and in the lowest quintile for the previous five-year period. The Board noted that the Fund’s actual level of total return was in excess of 26% for the one-year period and 18% for the previous five years on an annualized basis and found such performance acceptable.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period as well as for the previous three- and five-year periods on an annualized basis. There was no meaningful universe for the ten-year period. The Lipper report showed the Fund’s total return to be in the lowest quintile of the performance universe for the one-year period and on an annualized basis to also be in the lowest quintile for the previous three-year period, and the second-lowest quintile of such universe for the previous five-year period. The Board was satisfied with such performance, noting that the Fund’s total return for the one-year period exceeded 9%, and for the annualized three-year and five-year periods exceeded 15% and 10%, respectively, as shown in the Lipper report.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile and on an annualized basis to be in the lowest quintile of such universe for each of the previous three- and five-year periods and the second-lowest quintile for the previous ten-year period. In discussing this performance with the Board, management pointed out that it had recently brought in a new lead manager and expanded the Fund’s scope of investments by moving from a small cap to a small-mid cap mandate and was taking other steps to improve performance. The Board found such performance to be acceptable, noting these changes, as well as the Fund’s relatively high total return for the one-year period, which exceeded 16% as shown in the Lipper report.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consists of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe during the previous three- and five-year periods. The Fund has not been in existence for a full ten-year period. The Board was satisfied with such performance.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest and lowest quintiles, respectively, during the previous three- and five-year periods. The Fund has not been in existence for a full ten-year period. The Lipper report showed the Fund’s total return to be in the highest quintile of such universe during the one-year period and the highest and second-highest quintiles of such universe during the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the highest quintile of such universe for the previous three-, five- and ten-year periods. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such universe for the one-year period, and on an annualized basis to be in the second-highest quintile during the previous three-, five- and ten-year periods as well. The Board was satisfied with such performance.

Franklin Zero Coupon 2010 Fund – The performance universe for this Fund consisted of the Fund and all other target maturity funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the second-highest quintile for the previous three-year period, and the highest quintile for the previous five-year period. There was no meaningful universe for the ten-year period. The Lipper report showed the Fund’s total return to be in the second-highest quintile of the

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Board Review of Investment Management Agreement (continued)

performance universe during the one-year period and in the highest quintile of such universe in each of the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Mutual Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the second-highest and highest quintiles for the previous three- and five-year periods, respectively. The Fund has not been in existence for a full ten-year period. The Board was satisfied with such performance.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe, and on an annualized basis to also be in the highest quintile for the previous three-year period and the second-highest quintile for the previous five-year period. The Fund has not been in existence for a full ten-year period. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of the performance universe and on an annualized basis to be in the highest quintile during the previous five-year period and second-lowest quintile during the previous three-year period. The Board was satisfied with such performance.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such performance universe and to be in the second-lowest and middle quintiles during the previous three- and five-year periods, respectively, on an annualized basis. The Fund has not been in existence for a full ten-year period. The Board was satisfied with such performance noting the Fund’s relatively high actual level of total return, which exceeded 40% for the one-year period and 39% for the annualized three-year period as shown by Lipper.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such performance universe and on an annualized basis to be in the lowest quintile during the previous three- and five-year periods, and the middle quintile during the previous ten-year period. In discussing this performance, management cited its discipline and long-term approach and other factors, including lagging stock selection in certain areas such as the energy sector. In finding such performance acceptable, the Board noted that the actual level of the Fund’s total return for the one-year period exceeded 17%, and on an annualized basis exceeded 23% during the previous three-year period.

Templeton Global Asset Allocation Fund – The performance universe for this Fund consisted of the Fund and all global flexible portfolio funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.

Templeton Global Income Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of its performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to also be in the middle quintile of such universe for the previous three- and five-year periods, and the highest among the four funds within the universe whose total returns covered a ten-year period. The Board was satisfied with this performance, noting that the Fund’s total return for the

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

one-year period exceeded 15% and exceeded 21% on an annualized basis for the previous three-year period as shown in the Lipper report.

COMPARATIVE EXPENSES.    Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund’s management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund’s management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class 1 shares. The results of such comparisons showed that both the effective management fee rates and actual total expenses of the following Funds were in the least expensive quintile of their respective Lipper expense groups: Franklin Global Communications Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Fund, Franklin Income Securities Fund, Franklin Real Estate Fund, Franklin Rising Dividends Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, and Franklin Small Cap Value Securities Fund. The Board was satisfied with the comparative effective management fees and expenses of these Funds. The effective management fee rate for each of the following Funds was below the median and their actual total expenses were in the least or second least expensive quintiles of their respective Lipper expense groups: Franklin U.S. Government Fund, Franklin Strategic Income Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, and Mutual Shares Securities Fund. The Board was satisfied with the comparative effective management fees and expenses of these Funds. The effective management fee rate for Templeton Foreign Securities Fund was slightly above the median of its Lipper expense group, but its actual total expenses were in the first or least expensive quintile and the Board was satisfied with the comparative expenses of this Fund. The effective management fee rates for Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, but in each case total expenses were the lowest in such groups. The Board was satisfied with the comparative expenses of these Funds, noting that expenses were subsidized through fee waivers. The effective management fee rate, as well as actual expenses for Franklin Large Cap Growth Securities Fund was slightly above the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable, noting that actual expenses were within three basis points of the median and that expenses of several funds in the expense groups were subsidized through fee waivers or reimbursement. The effective management fee rate for Templeton Global Asset Allocation Fund was in the most expensive quintile of its Lipper expense group, but its actual total expenses were in the second least expensive quintile of such group and the Board found the comparative expenses of this Fund to be acceptable. The effective management fee rates of Franklin Zero Coupon 2010 Fund were at the median of its Lipper expense group and its actual total expenses were below the median of such group. The Board was satisfied with such comparative expenses. The effective management fee rate and the actual total expenses of Franklin Money Market Fund were both in the most expensive quintile of that Fund’s Lipper expense group. In discussing such expense comparisons, management stated that this Fund, which was already the smallest of its variable insurance funds, was continuously decreasing in size as the result of the discontinuance of sales to new investors by the insurance company that historically had utilized this Fund and whose accounts held substantially all of the Fund’s shares. Management further explained that such small size and its continuous reduction resulted in higher expense ratios for reasons including the inability to reach breakpoint levels provided in its management fee structure. The Board found the comparative expenses of the Fund to be acceptable in view of management’s explanation. The effective fee rate for Templeton Growth Securities Fund was in the second most expensive quintile of its Lipper expense group while its actual total expenses were in the second least expensive quintile of such group. The Board was satisfied with these expenses, noting that breakpoints had been added to the management fee during the previous year. The effective fee rate of Templeton Developing Markets Securities Fund and its actual total expenses were in the second most expensive quintile of its Lipper expense group. The Board found such expenses satisfactory, noting factors raised by management, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in emerging markets geographical areas, as well as the fact that breakpoints had been added to the management fee during the previous year. The effective fee rate of Mutual Discovery Securities Fund and its actual total expenses were also in the second

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Board Review of Investment Management Agreement (continued)

most expensive quintile of its Lipper expense group. In discussing these comparative expenses, management stated its view that the Fund’s management fee was at an appropriate level in view of the Fund’s consistently superior investment performance, the quality and experience of its portfolio managers and the research-driven fundamental value strategy employed in its portfolio selections. Management also pointed out that the management fee structure of the Fund was comparable to that of its retail counterpart, Mutual Discovery Fund, and management had agreed effective May 1, 2005, to add additional breakpoints to make the management fee structure of the two funds identical. The Board found the comparative expenses of the Fund to be acceptable noting the points raised by management.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds’ Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund’s relative contribution to the profitability of the Manager’s parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager’s realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. With the exception of Templeton Foreign Securities Fund and Mutual Shares Securities Fund, all of the Funds have management fee breakpoints that extend beyond their existing asset size. The last management fee breakpoint for Templeton Foreign Securities Fund applies to assets in excess of $1.3 billion and at year-end this Fund had net assets of approximately $2.8 billion. The independent Trustees discussed the prospect of adding additional breakpoints with management, and as a result of such discussions, management agreed that the Fund’s investment management agreement would be amended effective May 1, 2006, to add additional breakpoints beginning at the $10 billion level. The investment management fee for Mutual Shares Securities Fund was 0.60% at all asset levels and at year-end this Fund had assets of approximately $3.8 billion. The independent Trustees discussed the prospect of adding breakpoints with management, and as a result of such discussions, management agreed that the Fund’s investment management agreement would be amended effective May 1, 2006, to provide for breakpoints beginning at the $5 billion asset level. In considering the appropriateness of breakpoints added for these two Funds, the independent Trustees took into account management’s position that the fees under the management agreement for each Fund anticipated economies of scale and pointed out that the actual total expenses for each of Templeton Foreign Securities Fund and Mutual Shares Securities Fund were in the least expensive quintiles of their respective Lipper expense groups and that their effective management fee rates were below the median of the Lipper expense groups.

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Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

One Franklin Parkway San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2006 08/06

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/S/JIMMY D. GAMBILL
Jimmy D. Gambill Chief Executive Officer - Finance and Administration Date: August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ JIMMY D. GAMBILL
Jimmy D. Gambill Chief Executive Officer - Finance and Administration Date: August 18, 2006

By	/S/ GALEN G. VETTER
Galen G. Vetter Chief Financial Officer Date: August 18, 2006